SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 19, 2010

GREEN ENERGY LIVE, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-148661	33-1155965
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1740 44th Street, Suite 5-230
Wyoming, MI 49519-6443
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(866) 460-7336
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Effective July 19, 2010, the client auditor relationship between Green Energy Live, Inc. (the "Company") and Rehmann Robson, P.C. ("Rehmann") was terminated as Rehmann was dismissed as the Company’s independent registered accounting firm and replaced by M&K CPAS, PLLC ("M&K").  Effective July 19, 2010, the Company engaged M&K as its principal independent public accountant for the years ended December 31, 2010 and 2011. The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors effective July 19, 2010.

Rehmann's reports on the consolidated financial statements of the Company for the years ended December 31, 2009 and 2008, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than the inclusion of an explanatory paragraph discussing the Company’s ability to continue as a going concern.

During the years ended December 31, 2009 and 2008, and any subsequent interim periods through the date the relationship with Rehmann ceased, there were no disagreements between Rehmann and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Rehmann, would have caused Rehmann to make reference to the subject matter of the disagreement in connection with its audit report on the Company's consolidated financial statements.

There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2009 and 2008, and any subsequent interim periods through the date the relationship with Rehmann ceased.

The Company has not previously consulted with M&K regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the years ended December 31, 2009 and December 31, 2008, and any later interim period, including the interim period up to and including the date the relationship with Rehmann ceased. M&K has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). M&K did not furnish a letter to the Commission.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired Not applicable.

(b)	Pro Forma financial information Not applicable.

(c)	Shell company transactions Not applicable.

(d)	Exhibits 16.1 Letter from Rehmann Robson, P.C. dated July 20, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Green Energy Live, Inc.
July 22, 2010	By:	/s/ Karen Clark
Name: Karen Clark
Title: President, Chief Executive Officer, and Chief Financial Officer